UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 12, 2005


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
------------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


                   200 Vesey Street, World Financial Center
                           New York, New York 10285
              ---------------------------------------- ----------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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
Item 7.01 Regulation FD Disclosure.

     As previously disclosed, in February 2005 the New Hampshire Bureau of Securities Regulation ("NHBSR") filed a petition against American Express Company's (the "Company") American Express Financial Advisors ("AEFA") operating segment alleging violations of New Hampshire and federal securities laws by failing to disclose revenue sharing and directed brokerage payments received from non-proprietary mutual funds for AEFA's agreeing to make such funds' products available through AEFA's national distribution network. The petition also alleged that AEFA failed to disclose incentives for advisors to sell proprietary products and other alleged conflicts of interest. The Company is reporting in this filing that AEFA has entered into an agreement with the NHBSR to settle the alleged violations.

     Under the terms of the settlement, AEFA has consented to the payment of a fine to the NHBSR in the amount of $5 million and agreed to make restitution of up to $2 million. AEFA has also agreed to pay $375,000 for all costs associated with the NHBSR's investigation. The Company established reserves in prior quarters to cover this matter.

     In addition, under the terms of the settlement, AEFA has agreed to retain a consultant to review its practices and procedures in all its offices located in New Hampshire and to determine the ultimate amount of the restitution to be paid to New Hampshire clients up to the maximum of $2 million.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN EXPRESS COMPANY
                                (REGISTRANT)

                                 By /s/  Darla C. Stuckey
                                    --------------------------
                                    Name:  Darla C. Stuckey
                                    Title: Senior Assistant Corporate Secretary

DATE:   July 13, 2005